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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                       September 2, 1999 (August 15, 1999)



                                   CNET, Inc.
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


  Delaware                      0-20939                         13-3696170
  --------                      -------                         ----------
(STATE OR OTHER          (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


                               150 Chestnut Street
                         San Francisco, California 94111
                         -------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800




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ITEM 5.  OTHER EVENTS.

         On or about August 27, 1999 the Registrant entered into an agreement, effective August 15, 1999, with USA Networks to effectively extend broadcast of the Registrant's The New Edge and CNET Central television programming on the USA Network / Sci Fi Channel from October 3, 1999 until December 26, 1999.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  September 2, 1999

                                            CNET, INC.



                                            By:  /s/ DOUGLAS N. WOODRUM
                                                 ------------------------------
                                                 Douglas N. Woodrum
                                                 Chief Financial Officer and
                                                 Executive Vice President